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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):   April 21, 2000


                         HYPERTENSION DIAGNOSTICS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                      0-24635                 41-1618036
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


       2915 Waters Road, Suite 108
            Eagan, Minnesota                                       55121
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (651) 687-9999


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Items 1, 2, 3, 4, 6, 7 and 8 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.


     Dennis L. Sellke has resigned, effective April 21, 2000, from the Board of Directors of the Registrant, and will no longer be serving as its Chief Executive Officer. Incorporated herein is the attached copy of the related press release dated April 26, 2000.









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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        HYPERTENSION DIAGNOSTICS, INC.


                                        By /s/ James S. Murphy
                                           -------------------------------------
                                        Its Senior Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer


Dated: April 28, 2000